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                                                                   Exhibit 10.46

AMENDMENT #7 TO REVOLVING CREDIT AND SECURITY AGREEMENT

         AMENDMENT #7, dated as of November 20, 1996, to that certain Revolving Credit and Security Agreement, dated as of June 15, 1984 and Restated as of October 25, 1990, between Baldwin Piano & Organ Company and General Electric Capital Corporation (as heretofore amended by Amendment #1 dated as of August 27, 1992, Amendment #2 dated as of May, 1993, Amendment #3 dated as of February 15, 1994, Amendment #4 dated as of September 30, 1994, Amendment #5 dated as of March 28, 1995 and Amendment #6 dated as of August 9, 1996, the 'Agreement;" terms not defined herein being used herein as therein defined).

                                  WITNESSETH:

         WHEREAS, Borrower and Lender wish to amend the terms of the Agreement as set forth herein;

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows;

         SECTION 1. Amendments.

         (a) The definition of "Termination Date" in Section 1 of the Agreement is hereby amended by deleting the date, "February 15, 1999" in clause (i) therein and substituting in lieu thereof, "October 31, 2001".

         (b) The definition of "Borrowing Base" in Section 1 of the Agreement is hereby amended by adding at the end of clause (iii) thereof the following:


         ", excluding Raw Materials used in connection with the electronics contracting business of the Borrower and its Subsidiaries."

         (c) Section 1 of the Agreement is hereby amended by adding the following new defined terms in the proper alphabetical order:

         "Baldwin Trading" shall mean Baldwin Trading Company, an Ohio corporation.

         "EBITDA" shall mean, for any period, the consolidated net income (or net loss) of the Borrower and its Subsidiaries for such period as determined in accordance with GAAP, plus the sum of the following amounts of the Borrower and its Subsidiaries for such period to the extent included in the determination of such net income (or net loss), (i) depreciation expense, (ii) amortization expense, (iii) interest expense, and (iv) income tax expense.

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         "Funded Debt" shall mean the sum of (i) amounts outstanding under the
     Agreement, (ii) amounts outstanding under the Term Loan Agreement, and
     (iii) commercial paper and loans associated with the RFC Documents.

         "Interest" shall mean, for any Person, determined on a consolidated basis in accordance with GAAP, for any period, the net interest expense for such period, plus (a) interest expense capitalized for such period to the extent deducted in the determination of such net interest expense, less (b) the sum of the following amounts with respect to such Person to the extent included in such net interest expense of such Person for such period: (A) the amount of amortized debt discount, (B) charges relating to write-ups or write-downs in the book or carrying value of existing indebtedness, and (C) any increase in pay-in-kind interest payable less any decrease in pay-in-kind interest payable.

         "Tangible Net Worth" shall mean of any Person, at any date, determined on a consolidated basis in accordance with GAAP, the total assets of such Person (which shall be valued at cost less normal depreciation) less:

         (a) all items which are treated as intangibles in accordance with GAAP, including, without limitation, (i) excess cost over book value of businesses acquired: (ii) patents and patent rights, (iii) trademarks and trade names; (iv) copyrights; (v) goodwill; (vi) organization costs; (vii) government licenses; (viii) franchises; (ix) mailing lists; (x) exploration permits; (xi) import and export permits; and (xii) bond or debenture discounts; and

         (b) Total Liabilities."

         "Total Liabilities" of any Person means, at any date, the total liabilities of such Person and its Subsidiaries at such date determined on a consolidated basis in accordance with GAAP."

         (d) Sections 2.1(a), 2.2(a) and 2.2(b) of the Agreement are hereby amended by deleting the amount, $41,500,000 set forth therein, and substituting in lieu thereof the following:

         "the lesser of (i) $50,000,000 or (ii) $150,000,000 less the amount of the Commitment (as defined in the RFC Documents)."

         (e) Section 2.6 of the Agreement is hereby amended as follows:

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         (i) The paragraph set forth therein is hereby amended by designating such paragraph as paragraph "(a)" and, adding immediately after such designation, "Subject to Sections 2.6(b) and (c) below,"

         (ii) Section 2.6 is hereby amended by adding at the end thereof the following:

         "(b) From and after January 1, 1997, the Borrower shall pay interest to Lender monthly on the tenth day of each calendar month, or sooner on demand, on the unpaid principal amount of the Revolving Credit Loan during the previous GECC Fiscal Month at a fluctuating interest rate (computed daily on the basis of a year of 360 days and the actual number of days elapsed) equal to the Index Rate plus an Interest Rate Addition based on the table set forth below. Lender shall determine the applicable interest rate following the end of each fiscal quarter based on financial statements delivered by the Borrower to Lender pursuant to Section 6.1
     (a) hereof, and such interest rate shall become effective on the first day of the following fiscal quarter. For purposes of this Section 2.6(b), EBITDA shall be calculated based on a rolling four-quarter period and Funded Debt will be determined based on the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the most recent fiscal quarter.

     Funded Debt/EBITDA                         Interest
           Ratio                              Rate Addition
           -----                              -------------
     Less than 10.0 : 1                          1.50%
     10.0 : 1 but less than 11.0 : 1             1.75%
     11.0 : 1 but less than 13.0 : 1             2.00%
     13.0 : 1 but less than 14.0 : 1             2.25%
     14.0 : 1 and greater                        2.50%


         (c) Notwithstanding Section 2.6(b), if Borrower meets the following financial targets as of December 31, 1996, the interest rates specified in
     Section 2.6(b) above shall become effective on April 1, 1997 rather than January 1, 1997:

         (i) EBITDA for the Fiscal Year ending December 31, 1996, shall be greater than $10,000,000;

         (ii) the book value of Inventory shall be less than $60,400,000; and

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         (iii) according to Lender's records, the outstanding amount of the
         Revolving Credit Loan (minus available funds deposited in Lender's depository banks) shall be less than $37,000,000.

         (f) Section 2.7 of the Agreement is hereby amended by adding at the end thereof the following new section (c):

         "(c) Borrower agrees to pay to Lender on October 31, 1997 a fee equal to $250,000 if the aggregate amount of the Revolving Credit Loan according to the Lender is not equal to or lower than $30,000,000 for 45 consecutive days during the third quarter of the Fiscal Year ending on December 31, 1997."

         (g) Section 6.1(a) of the Agreement is hereby amended by deleting the number "35" set forth on the first line thereof and substituting in lieu thereof, the number "25".

         (h) Section 7.3 of the Agreement shall be amended by deleting clauses
(a), (b) and (c) therein and substituting in lieu thereof the following:

         (a) A minimum Tangible Net Worth of $40,000,000;

         (b) An EBITDA (excluding any expenses in connection with the closing of any factory of the Borrower) to Interest ratio of at least 2.0:1, with EBITDA and Interest calculated monthly based on a rolling twelve-month period; and

         (c) A Total Liabilities to Tangible Net Worth ratio of no more than 2.5:1.

         (i) Article 7 of the Agreement is hereby amended by adding a new
Section 7.18 at the end thereof:

         "Section 7.18: Semi-Annual Meetings. "The Chairman of the Board of Borrower, or any other senior executive of the Borrower, designated by Lender, shall meet semi-annually with representatives of the Lender at times and places to be agreed on between Borrower and Lender to discuss, among other things, results of operations of Borrower and its Subsidiaries."

         (j) Section 8.3 of the Agreement is hereby amended by (i) deleting the words, "Wurlitzer or Finance" in lines two and three thereof and substituting in lieu

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thereof the words, "any of its Subsidiaries" and (ii) adding the following clauses (ix) and (x) at the end thereof:

         "(ix) letters of credit of Baldwin Trading in connection with the purchase by Baldwin Trading of foreign goods and services on behalf of Borrower in an aggregate amount outstanding at any one time not to exceed $5,000,000; and

         (x) Guarantees by Borrower expressly permitted by Section 8.9(ix) hereof."

         (k) Section 8.4 of the Agreement is hereby amended by deleting the word "Wurlitzer" in line two thereof and substituting in lieu thereof the words, "any of its Subsidiaries."

         (l) Section 8.9 of the Agreement is hereby amended by adding the following clause (ix) at the end thereof:

         "(ix) Guarantees by Borrower in favor of Fifth Third Bank of letters of credit of Baldwin Trading in connection with the purchase by Baldwin Trading of foreign goods and services, on behalf of Borrower; provided, however, in no event shall any Guarantees by Borrower with respect to such letters of credit exceed $5,000,000."

         (m) Section 8.10 of the Agreement is hereby amended by deleting the first three lines thereof and substituting in lieu thereof the following:
"Borrower shall not, and shall not permit any of its Subsidiaries to, create or permit any Lien on any of their respective assets or properties except:"

         (n) Section 8.1(e) of the Agreement is hereby amended by deleting the word "Wurlitzer" in the third line thereof and substituting in lieu thereof, "any of its Subsidiaries."

         (o) Section 8.11 of the Agreement is hereby amended by deleting the number "$3,500,000" therein and substituting the number."$4,500,000."

         (p) Section 8 of the Agreement is hereby amended by adding the following Sections 8.25 and 8.26 at the end thereof:

         "8.25 Wurlitzer Business and Management Agreement. Wurlitzer shall not engage in any business other than managing the businesses of Borrower and its Subsidiaries, and Wurlitzer shall not amend its Certificate

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     of Incorporation without Lender's consent. The management agreement to be entered into between Borrower and Wurlitzer with respect to certain assets of Borrower to be transferred to Wurlitzer shall be reasonably satisfactory to Lender and shall not be amended in any material respect without Lender's consent.

         8.26 Baldwin Trading Business. Baldwin Trading shall not enter into any new business other than the business of purchasing foreign goods and services on behalf of Borrower and obtaining letters of credit in connection with such purchases, and Baldwin Trading shall not amend its Articles of Incorporation without Lender's consent."

         (q) Section 13.11 of the Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting in lieu thereof the following:

              "(a) If to Lender, at

                   General Electric Capital Corporation
                   14131 Midway Road, 10th floor
                   Dallas, Texas 75244
                     Attention: Manager of Asset Management

                   With a copy to

                   General Electric Capital Corporation
                   1600 Summer Street
                   Stamford, Connecticut 06905
                     Attention: Associate General Counsel
                                Retailer Financial Services"

         SECTION 2. Consent. Lender hereby consents to the transfer by Borrower to The Wurlitzer Company, a Delaware corporation and a wholly-owned Subsidiary of the Borrower ("Wurlitzer"), of the assets listed on Schedule A hereto (the "Transferred Assets"); provided, that Borrower has entered into a management agreement with Wurlitzer with respect to the Transferred Assets, which is reasonably satisfactory to Lender and provided, further, that the provisions of
Section 8.12 shall continue to apply to the Collateral (other than the Transferred Assets). Effective upon such transfer in accordance with the terms hereof, Lender releases and terminates all liens on and security interests in the Transferred Assets and agrees to execute any documents reasonably requested by Borrower to further effectuate such release.

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         SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, Lender shall have received: (a) a copy of an amendment to the Pledge Agreement executed by Borrower and satisfactory to Lender, pursuant to which Borrower pledges all of the outstanding shares of stock of Baldwin Trading; (b) a copy of a consent, duly executed by each of Wurlitzer and Baldwin Trading, pursuant to which Wurlitzer and Baldwin Trading consent to this Amendment; (c) a favorable opinion of Graydon, Head & Ritchey, counsel to Borrower, as to matters requested by Lender; and (d) a copy of this Amendment executed by each of the parties hereto.

         SECTION 4. Representations and Warranties. Borrower represents and warrants to Lender as follows:

         (a) All of the representations and warranties of Borrower contained in the Agreement and in each of the other Loan Documents are true and correct on the date hereof, except to the extent any such representation or warranty expressly relates to an earlier date. No Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

         (c) This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Agreement as amended hereby constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

         SECTION 5. Reference to the Effect on the Loan Documents.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

         (b) Except as specifically amended herein, the Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power and

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remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and each of which taken together shall constitute but one and the same instrument.

         SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in New York, without regard to the principals thereof regarding conflict of laws.

         SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the day and year first above written.

                            GENERAL ELECTRIC CAPITAL CORPORATION

                            By: /s/ HAROLD GOEHL
                                ------------------------
                                Name: Harold Goehl
                                Title: Attorney-in-Fact

                                BALDWIN PIANO & ORGAN COMPANY

                            By: /s/ CARL SIMMS
                                ------------------------
                                Name: Carl Simms
                                Title: Vice President

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                              CONSENT OF WURLITZER

         The undersigned, a party to a Guaranty, dated as of February 23, 1988, hereby consents to the terms of Amendment #7 to the Restated Credit Agreement (to which this Consent is annexed) and confirms that such Guaranty remains in full force and effect and continues to secure the obligations pursuant to the terms thereof, and further agrees to comply with the provisions of Sections
8.10 and 8.25 of the Restated Credit Agreement as amended by Amendment #7 as applicable to it.

Dated as of November 20, 1996
                                          THE WURLITZER COMPANY

                                          By: /s/ C. R. JUENGLING
                                             --------------------------
                                             Name: Charles R. Juengling
                                             Title: Vice President

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                           CONSENT OF BALDWIN TRADING

         The undersigned hereby agrees to comply with the provisions of Sections 8.10 and 8.26 of the Restated Credit Agreement as amended by Amendment #7 thereto (to which this Consent is annexed) as applicable to it.

Dated as of November 20, 1996

                                            BALDWIN TRADING COMPANY

                                            By: /s/ C. R. JUENGLING
                                               --------------------------
                                               Name: Charles R. Juengling
                                               Title: Secretary

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